UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2014

HARBINGER GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4219	74-1339132
(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 906-8555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On March 18, 2014, Harbinger Group Inc., a Delaware corporation (“HGI”), entered into a letter agreement (the “Agreement”) with Leucadia National Corporation (“Leucadia”).  The Agreement was entered into in connection with the consummation of the transactions contemplated by that certain Preferred Securities Purchase Agreement, dated March 18, 2014 (the “PSPA”), by and among Harbinger Capital Partners Master Fund I, Ltd., Global Opportunities Breakaway Ltd. and Harbinger Capital Partners Special Situations Fund, L.P. (together, the ”HCP Funds”) and Leucadia, pursuant to which Leucadia has agreed to acquire 23,000,000 shares of preferred securities of newly formed subsidiaries of the HCP Funds (the “Preferred Securities”), at a price of $11 per Preferred Security for an aggregate purchase price of $253 million in cash.  Following receipt by Leucadia of necessary regulatory approvals from the insurance regulators of HGI’s subsidiary, Fidelity & Guaranty Life, the Preferred Securities will be exchangeable into 23,000,000 shares of common stock of HGI held by the HCP Funds.  HGI did not sell any securities in the transaction.

Pursuant to the Agreement, we agreed with Leucadia that, until the later of (i) the closing of the sale of the Preferred Securities to Leucadia and (ii) such time as Leucadia receives insurance regulatory approval, Leucadia will have the right to appoint two observers to the HGI Board of Directors (the “Board”), subject to certain customary limitations.  In addition, pursuant to the Agreement, HGI agreed with Leucadia that upon the receipt of the insurance regulatory approvals referenced above, the size of the Board will be increased to ten directors and Leucadia will be entitled to designate two director designees, subject to Leucadia’s continued beneficial ownership over minimum thresholds of HGI common stock and compliance with applicable law, regulation and listing standards.  It is presently anticipated that Leucadia’s initial two director designees will be Joseph S. Steinberg, Chairman of Leucadia, and Andrew Whittaker, Vice Chairman of Leucadia.  Following the appointment of such director designees and upon Leucadia’s request, one of its designees will be appointed to serve as a member of the audit committee and the compensation committee of the Board subject to compliance with applicable law, regulation and listing standards.  Leucadia’s above referenced Board rights last for two years from the date of the Agreement.

The Agreement further provides, among other things, that for a period of two years from the date of the Agreement, without the prior approval of a majority of the directors on the Board (other than the Leucadia designees), Leucadia and its affiliates will not acquire additional shares or voting rights of HGI that would increase Leucadia’s beneficial ownership above 27.5% of the voting power of HGI’s outstanding securities.  The Agreement also restricts Leucadia’s and its affiliates’ ability to make certain proposals or solicit such proxies and limits their ability to sell Leucadia’s investment in HGI to counterparties who hold, or after giving effect to a sale would hold, in excess of 4.9% of HGI’s voting stock.  Leucadia also agreed for a two year period to vote in favor of the slate of directors nominated by a majority of the Board (other than the Leucadia designees).

The Board (or a duly authorized committee thereof), approved the PSPA, the Ancillary Agreements (as defined in the PSPA) thereto and the transactions provided for therein so as to render inapplicable to Leucadia and its affiliates the restrictions on “business combinations” set forth in Article IX of HGI’s certificate of incorporation.

In addition, HGI, Leucadia and the HCP Funds entered into a Registration Rights Acknowledgement (the “Registration Rights Acknowledgement”), pursuant to which the parties thereto acknowledged and agreed, among other things, that, upon the closing of the sale of the Preferred Securities to Leucadia, the underlying shares of HGI common stock that may be exchanged for the Preferred Securities (as described above) will be deemed “Registrable Securities” under the existing HGI registration rights agreement with the HCP Funds, and Leucadia will have certain rights and interests in such registration rights agreement as a party thereto.

The foregoing summary description of the Agreement and the Registration Rights Acknowledgement has been included to provide investors and security holders with information regarding their terms and is qualified in its entirety by reference to the full text of the Agreement and the Registration Rights Acknowledgement, which are attached as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 18, 2014, HGI issued a press release (the “Press Release”) regarding the transactions discussed in Item 1.01 above.  A copy of the Press Release is furnished with this report as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of HGI’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward Looking Statements

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This report contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, including those statements regarding the transaction. These statements are based on the beliefs and assumptions of HGI's management and the management of HGI's subsidiaries (including target businesses). Generally, forward-looking statements include information concerning the transaction, other actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation, delay in obtaining insurance regulatory approval for the transaction, capital market conditions, the ability of HGI's subsidiaries (including, target businesses following their acquisition) to generate sufficient net income and cash flows to make upstream cash distributions, HGI and its subsidiaries ability to identify any suitable future acquisition opportunities, efficiencies/cost avoidance, cost savings, income and margins, growth, economies of scale, combined operations, future economic performance, conditions to, and the timetable for, completing the integration of financial reporting of acquired or target businesses with HGI or HGI subsidiaries, completing future acquisitions and dispositions, litigation, potential and contingent liabilities, management's plans, changes in regulations, taxes and the risks that may affect the performance of the operating subsidiaries of HGI and those factors listed under the caption “Risk Factors” in HGI's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. HGI does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Letter Agreement, dated March 18, 2014, by and between Harbinger Group Inc., and Leucadia National Corporation.

10.2
Registration Rights Acknowledgement, dated March 18, 2014, by and among Harbinger Group Inc., Leucadia National Corporation, Harbinger Capital Partners Master Fund I, Ltd., Global Opportunities Breakaway Ltd. and Harbinger Capital Partners Special Situations Fund, L.P.

99.1*	Press Release.

* This exhibit is being furnished with this Current Report on Form 8-K.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

HARBINGER GROUP INC.

By:	/s/ Ehsan Zargar
	Name:	Ehsan Zargar
	Title:	Senior Vice President, Deputy General Counsel & Corporate Secretary

Dated:  March 18, 2014

Exhibit No.	Description

10.1	Letter Agreement, dated March 18, 2014, by and between Harbinger Group Inc., and Leucadia National Corporation.

10.2
Registration Rights Acknowledgement, dated March 18, 2014, by and among Harbinger Group Inc., Leucadia National Corporation, Harbinger Capital Partners Master Fund I, Ltd., Global Opportunities Breakaway Ltd. and Harbinger Capital Partners Special Situations Fund, L.P.

99.1*	Press Release.